EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202

Items 74A-74T

74A-$2,403
74C-$24,656
74F-$118,642,611
74I-$490,223
74J-$115,034
74L-$304,039
74N-$119,578,966
74O-$10,840
74P-$175,835
74R4-$200,060
74T-$119,192,231
75B-$111,145,579


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,208,833
2. Dividends for a second class of open-end company shares                                                          $780,509
3. Dividends for a third class of open-end company shares                                                           $3,554

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $2.140
        2. Dividends from a second class of open-end company shares                                                 $2.252
        3. Dividends from a third class of open-end company shares                                                  $.539

Item 74

U)      1. Number of shares outstanding                                                                              551,447
        2. Number of shares outstanding for a second class of shares of open-end company shares                      355,818
        3. Number of shares outstanding for a third class of shares of open-end company shares                       6,609

V)      1. Net asset value per share (to the nearest cent)                                                           130.59
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 130.59
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  107.86


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $73,789
2. Dividends for a second class of open-end company shares                                                          $41,672
3. Dividends for a third class of open-end company shares                                                           $4,846
4. Dividends for a fourth class of open-end company shares                                                          $35,716
5. Dividends for a fifth class of open-end company shares                                                           $5,621

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.467
        2. Dividends from a second class of open-end company shares                                                 $.523
        3. Dividends from a third class of open-end company shares                                                  $.401
        4. Dividends for a fourth class of open-end company shares                                                  $.533
        5. Dividends for a fifth class of open-end company shares                                                   $1.394

Item 74

U)      1. Number of shares outstanding                                                                              159,567
        2. Number of shares outstanding for a second class of shares of open-end company shares                      81,067
        3. Number of shares outstanding for a third class of shares of open-end company shares                       12,279
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      67,699
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                       4,007

V)      1. Net asset value per share (to the nearest cent)                                                           38.68
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 38.70
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  33.26
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 38.71
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                  102.06


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEc Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $572,472
2. Dividends for a second class of open-end company shares                                                          $415,805
3. Dividends for a third class of open-end company shares                                                           $193,310
4. Dividends for a fourth class of open-end company shares                                                          $108,438
5. Dividends for a fifth class of open-end company shares							    $2,468

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.524
        2. Dividends from a second class of open-end company shares                                                 $.556
        3. Dividends from a third class of open-end company shares                                                  $.564
        4. Dividends for a fourth class of open-end company shares                                                  $2.302
	5. Dividends for a fifth class of open-end company shares						    $.277

Item 74

U)      1. Number of shares outstanding    									     1,146,741
        2. Number of shares outstanding for a second class of shares of open-end company shares                      787,615
        3. Number of shares outstanding for a third class of shares of open-end company shares                       359,601
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      49,152
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			     11,587

V)      1. Net asset value per share (to the nearest cent)                                                  		34.09
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		34.09
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		34.10
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	       140.08
	5. net asset value per share of a fifth class open-end company shares (to the nearest cent)			32.91

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $92,045
2. Dividends for a second class of open-end company shares                                                          $56,265
3. Dividends for a third class of open-end company shares                                                           $42,009
4. Dividends for a fourth class of open-end company shares                                                          $29,028

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.591
        2. Dividends from a second class of open-end company shares                                                 $.616
        3. Dividends from a third class of open-end company shares                                                  $.623
        4. Dividends for a fourth class of open-end company shares                                                  $1.581

Item 74

U)      1. Number of shares outstanding   									    166,187
        2. Number of shares outstanding for a second class of shares of open-end company shares                      98,758
        3. Number of shares outstanding for a third class of shares of open-end company shares                       83,102
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      24,154

V)      1. Net asset value per share (to the nearest cent)                                                  		26.58
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		26.58
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		26.58
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		68.14

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $55,673
2. Dividends for a second class of open-end company shares                                                          $21,664
3. Dividends for a third class of open-end company shares                                                           $17,858
4. Dividends for a fourth class of open-end company shares                                                          $7,995

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.239
        2. Dividends from a second class of open-end company shares                                                 $.270
        3. Dividends from a third class of open-end company shares                                                  $.278
        4. Dividends for a fourth class of open-end company shares                                                  $.528

Item 74

U)      1. Number of shares outstanding   									    225,281
        2. Number of shares outstanding for a second class of shares of open-end company shares                      84,122
        3. Number of shares outstanding for a third class of shares of open-end company shares                       71,592
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      23,103

V)      1. Net asset value per share (to the nearest cent)                                                  		29.77
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		29.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		29.77
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		57.85

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $74,014
2. Dividends for a second class of open-end company shares                                                          $36,085
3. Dividends for a third class of open-end company shares                                                           $37,704
4. Dividends for a fourth class of open-end company shares                                                          $8,004
5. Dividends for a fifth class of open-end company shares                                                           $1,656

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.358
        2. Dividends from a second class of open-end company shares                                                 $.386
        3. Dividends from a third class of open-end company shares                                                  $.402
        4. Dividends for a fourth class of open-end company shares                                                  $.835
        5. Dividends for a fifth class of open-end company shares                                                  $.313

Item 74

U)      1. Number of shares outstanding                                                                              208,680
        2. Number of shares outstanding for a second class of shares of open-end company shares                      94,301
        3. Number of shares outstanding for a third class of shares of open-end company shares                       95,170
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      9,837
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                       5,324

V)      1. Net asset value per share (to the nearest cent)                                                           32.62
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 32.64
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  32.65
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 68.16
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                  29.42


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $94,810
2. Dividends for a second class of open-end company shares                                                          $53,803
3. Dividends for a third class of open-end company shares                                                           $63,378
4. Dividends for a fourth class of open-end company shares                                                          $21,247

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.247
        2. Dividends from a second class of open-end company shares                                                 $1.201
        3. Dividends from a third class of open-end company shares                                                  $.275
        4. Dividends for a fourth class of open-end company shares                                                  $.973

Item 74

U)      1. Number of shares outstanding                                                                              388,211
        2. Number of shares outstanding for a second class of shares of open-end company shares                      45,414
        3. Number of shares outstanding for a third class of shares of open-end company shares                       233,648
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      21,829

V)      1. Net asset value per share (to the nearest cent)                                                           19.78
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 89.73
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  19.83
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 72.48

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $76,448
2. Dividends for a second class of open-end company shares                                                          $6,047
3. Dividends for a third class of open-end company shares                                                           $9,561

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.309
        2. Dividends from a second class of open-end company shares                                                 $.333
        3. Dividends from a third class of open-end company shares                                                  $1.371

Item 74

U)      1. Number of shares outstanding                                                                              253,006
        2. Number of shares outstanding for a second class of shares of open-end company shares                      18,126
        3. Number of shares outstanding for a third class of shares of open-end company shares                       7,171

V)      1. Net asset value per share (to the nearest cent)                                                           17.05
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 17.09
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  71.16


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $6,221
2. Dividends for a second class of open-end company shares                                                          $1,077
3. Dividends for a third class of open-end company shares                                                           $2,018

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.052
        2. Dividends from a second class of open-end company shares                                                 $.080
        3. Dividends from a third class of open-end company shares                                                  $.265

Item 74

U)      1. Number of shares outstanding                                                                              120,378
        2. Number of shares outstanding for a second class of shares of open-end company shares                      13,965
        3. Number of shares outstanding for a third class of shares of open-end company shares                       7,939

V)      1. Net asset value per share (to the nearest cent)                                                           18.34
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 18.37
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  65.24

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEc Identifier C000007789
Class 4 SEc Identifier C000007790

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $2,666
2. Dividends for a second class of open-end company shares                                                          $2,250
3. Dividends for a third class of open-end company shares                                                           $1,317
4. Dividends for a fourth class of open-end company shares                                                          $7,454

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.397
        2. Dividends from a second class of open-end company shares                                                 $.520
        3. Dividends from a third class of open-end company shares                                                  $2.171
        4. Dividends from a fourth class of open-end company shares                                                 $1.053

Item 74

U)      1. Number of shares outstanding                                                                             8,282
        2. Number of shares outstanding for a second class of shares of open-end company shares                     5,150
        3. Number of shares outstanding for a third class of shares of open-end company shares                        605
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     9,326

V)      1. Net asset value per share (to the nearest cent)                                                           25.42
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 31.78
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    130.78
     	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     62.92


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